PEREGRINE ENTERPRISES, INC.

                              FINANCIAL STATEMENTS

                     YEARS ENDED DECEMBER 31, 2004 AND 2003
                       WITH REPORT OF INDEPENDENT AUDITORS

                           PEREGRINE ENTERPRISES, INC.

                              FINANCIAL STATEMENTS

                     YEARS ENDED DECEMBER 31, 2004 AND 2003



                                TABLE OF CONTENTS


Report of Independent Auditors. . . . . . . . . . . . . . . . . . . . . . . .  1

Audited Financial Statements:

    Balance Sheets . . .  . . . . . . . . . . . . . . . . . . . . . . . . . .  2

    Statements of Operations. . . . . . . . . . . . . . . . . . . . . . . . .  3

    Statements of Changes in Stockholder's Equity . . . . . . . . . . . . . .  4

    Statements of Cash Flows. . . . . . . . . . . . . . . . . . . . . . . . .  5

Notes to Financial Statements . . . . . . . . . . . . . . . . . . . . . . . .  6

                         REPORT OF INDEPENDENT AUDITORS


To  the  Stockholder  of
Peregrine  Enterprises,  Inc.


We have audited the accompanying balance sheets of Peregrine Enterprises, Inc. as of December 31, 2004 and 2003, and the related statements of operations, changes in stockholder's equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Peregrine Enterprises, Inc. as of December 31, 2004 and 2003, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.


/s/ Whitley Penn
Whitley Penn


Dallas,  Texas
January  21,  2005

                           PEREGRINE ENTERPRISES, INC.
                                 BALANCE SHEETS

                                                            DECEMBER 31,
                                                          2004        2003
                                                       ----------  ----------
ASSETS
Current assets:
  Cash                                                 $  14,490   $  14,490
  Accounts receivable:
    Trade                                                  7,660      10,592
    Other                                                      -      54,531
  Inventories                                              1,740       1,740
  Prepaid expenses                                        23,646      63,793
                                                       ----------  ----------
Total current assets                                      47,536     145,146

Fixed assets, net                                          5,604      42,087

Other assets                                              77,035      77,035
                                                       ----------  ----------
Total assets                                           $ 130,175   $ 264,268
                                                       ==========  ==========
LIABILITIES AND STOCKHOLDER'S EQUITY
Current liabilities:
  Bank overdraft                                       $ 206,380   $ 230,705
  Accounts payable                                       130,774     212,111
  Accrued liabilities                                    215,831     114,918
  Line-of-credit                                          87,412           -
                                                       ----------  ----------
Total current liabilities                                640,397     557,734

Line-of-credit                                                 -      65,883
Deferred rent                                            228,769      94,820
Other non-current liabilities                              6,149       9,503
                                                       ----------  ----------

Total liabilities                                        875,315     727,940

Commitments and contingencies                                  -           -

Stockholder's equity:
  Common stock, no par value, 200 shares
    authorized and issued                                      -           -
  Retained earnings                                        4,860     286,328
  Treasury stock, 100 shares of common stock, at cost   (750,000)   (750,000)
                                                       ----------  ----------
Total stockholder's equity                              (745,140)   (463,672)
                                                       ----------  ----------

Total liabilities and stockholder's equity             $ 130,175   $ 264,268
                                                       ==========  ==========

                See accompanying notes to financial statements.

                           PEREGRINE ENTERPRISES, INC.
                            STATEMENTS OF OPERATIONS


                                        YEAR ENDED DECEMBER 31,
                                      --------------------------
                                          2004           2003
                                      ------------  --------------
Revenues:
  Sales of  beverages                 $   229,032   $     293,159
  Service revenues                      2,006,902       2,199,496
                                      ------------  --------------
                                        2,235,934       2,492,655

Operating expenses:
  Cost of goods sold                      113,802         115,154
  Salaries and wages                      647,391         697,305
  Other general and administrative:
    Taxes and permits                     233,786         244,981
    Charge card fees                        3,266           2,637
    Rent                                  534,116         458,181
    Legal and professional                 75,589           9,000
    Advertising and marketing             152,655         245,520
    Depreciation                           36,482          69,593
    Other                                 657,769         630,652
                                      ------------  --------------
                                        2,454,856       2,473,023
                                      ------------  --------------

Income (loss) from operations            (218,922)         19,632

Other income (expense):
  Interest income                              11              30
  Interest expense                         (9,889)         (6,803)
  Other                                       332               -
                                      ------------  --------------
Total other expense                        (9,546)         (6,773)
                                      ------------  --------------

Net income (loss)                     $  (228,468)  $      12,859
                                      ============  ==============

                See accompanying notes to financial statements.

                                     PEREGRINE ENTERPRISES, INC.
                            STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY
                               YEARS ENDED DECEMBER 31, 2004 AND 2003


                                 COMMON STOCK                     TREASURY STOCK
                              -----------------               ---------------------       TOTAL
                               NUMBER              RETAINED    NUMBER                 STOCKHOLDER'S
                              OF SHARES  AMOUNT    EARNINGS   OF SHARES    AMOUNT        EQUITY
                              ---------  -------  ----------  ---------  ----------  ---------------
Balance at December 31, 2002        200  $     -  $ 275,963         100  $(750,000)  $     (474,037)

  Net income                          -        -     12,859           -          -           12,859
  Stockholder distributions           -        -     (2,494)          -          -           (2,494)
                              ---------  -------  ----------  ---------  ----------  ---------------

Balance at December 31, 2003        200        -    286,328         100   (750,000)        (463,672)

  Net loss                            -        -   (228,468)          -          -         (228,468)
  Stockholder distributions           -        -    (53,000)          -          -          (53,000)
                              ---------  -------  ----------  ---------  ----------  ---------------

Balance at December 31, 2004        200  $     -  $   4,860         100  $(750,000)  $     (745,140)
                              =========  =======  ==========  =========  ==========  ===============

                See accompanying notes to financial statements.

                           PEREGRINE ENTERPRISES, INC.
                             STATEMENTS OF CASH FLOWS

                                                        YEAR ENDED DECEMBER 31,
                                                         2004           2003
                                                     ------------  --------------
OPERATING ACTIVITIES
  Net income (loss)                                  $  (228,468)  $      12,859
  Adjustments to reconcile net income (loss) to
    net cash provided by operating activities:
      Depreciation                                        36,482          69,593
      Changes in operating assets and liabilities:
        Accounts receivable                               57,463         (49,530)
        Inventories                                            -            (740)
        Prepaid expenses                                  40,147         (24,710)
        Other assets                                           -          (9,000)
        Bank overdraft                                   (24,325)         70,431
        Accounts payable                                 (81,337)       (124,695)
        Accrued liabilities                              100,913          10,070
        Deferred rent                                    133,949          94,820
        Other non-current liabilities                     (3,354)        (26,562)
                                                     ------------  --------------
Net cash provided by operating activities                 31,470          22,536

FINANCING ACTIVITIES
  Proceeds from line-of-credit                            52,020          10,000
  Payments on line-of-credit                             (30,490)        (30,042)
  Stockholder distributions                              (53,000)         (2,494)
                                                     ------------  --------------
Net cash used in financing activities                    (31,470)        (22,536)
                                                     ------------  --------------

Net decrease in cash and cash equivalents                      -               -
Cash and cash equivalents at beginning of year            14,490          14,490
                                                     ------------  --------------
Cash and cash equivalents at end of year             $    14,490   $      14,490
                                                     ============  ==============

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
  Cash paid during the year for interest             $     6,345   $       6,632
                                                     ============  ==============

                See accompanying notes to financial statements.

                           PEREGRINE ENTERPRISES, INC.

                          NOTES TO FINANCIAL STATEMENTS

                           DECEMBER 31, 2004 AND 2003


A.   NATURE OF BUSINESS

Peregrine Enterprises, Inc. (the "Company") was incorporated in the state of New York as a Subchapter S Corporation in 1992. The Company currently owns and operates a nightclub that offers live adult entertainment. The nightclub and corporate office is located in New York City, New York.


B.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A summary of the Company's significant accounting policies consistently applied in the preparation of the accompanying financial statements follows:

BASIS OF ACCOUNTING

The accounts are maintained and the financial statements have been prepared using the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America.

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect certain reported amounts in the financial statements and accompanying notes. Actual results could differ from these estimates and assumptions.

CASH  AND  CASH  EQUIVALENTS

The Company considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents. At December 31, 2004 and 2003, the Company had no such investments. The Company maintains deposits primarily in one financial institution, which may at times exceed amounts covered by insurance provided by the U.S. Federal Deposit Insurance Corporation ("FDIC"). There were no uninsured deposits at December 31, 2004 and 2003. The Company has not incurred any losses related to its cash on deposit with financial institutions.

ACCOUNTS  AND  RECEIVABLE

Accounts receivable, trade is comprised of credit card charges, which are generally converted to cash in two to five days after a purchase is made. Accounts receivable, other is comprised of a worker's compensation refund received in 2004 relating to the 2003 policy period. The Company recognizes allowances for doubtful accounts when, based on management judgment, circumstances indicate that accounts receivable will not be collected. There is no allowance for doubtful accounts as of December 31, 2004 and 2003.

                           PEREGRINE ENTERPRISES, INC.

B.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

INVENTORIES

Inventories include non-alcoholic beverages, bar supplies, and Company merchandise. Inventories are carried at the lower of average cost, which approximates actual cost determined on a first-in, first-out ("FIFO") basis, or market.

PROPERTY AND EQUIPMENT

Property and equipment are stated at cost. Depreciation is computed using the straight-line method over the estimated useful lives of the assets for financial reporting purposes. Furniture, equipment, vehicles and leasehold improvements have estimated useful lives between three and ten years. Expenditures for major renewals and betterments that extend the useful lives are capitalized. Expenditures for normal maintenance and repairs are expensed as incurred. The cost of assets sold or abandoned and the related accumulated depreciation are eliminated from the accounts and any gains or losses are charged or credited in the accompanying statement of operations of the respective period.

REVENUE RECOGNITION

The Company recognizes revenue from the sale of non-alcoholic beverages, merchandise, cover charges and services at the point-of-sale upon receipt of cash, check, or credit card charge.

ADVERTISING AND MARKETING

Advertising and marketing expenses are primarily composed of costs related to public advertisements and are expensed as incurred.

INCOME  TAXES

The Company is organized as an S Corporation for federal income tax purposes. As a result, income or losses are taxable or deductible to the stockholder rather than at the corporate level; accordingly, no provision has been made for federal income taxes in the accompanying financial statements.

FAIR VALUE OF FINANCIAL INSTRUMENTS

In accordance with the reporting requirements of SFAS No. 107, Disclosures About Fair Value of Financial Instruments, the Company calculates the fair value of its assets and liabilities which qualify as financial instruments under this statement and includes this additional information in the notes to financial statements when the fair value is different than the carrying value of these financial instruments. The estimated fair value of accounts receivable, accounts payable and accrued liabilities approximate their carrying amounts due to the relatively short maturity of these instruments. The carrying value of short and long-term debt also approximates fair value since these instruments bear market rates of interest. None of these instruments are held for trading purposes.

                           PEREGRINE ENTERPRISES, INC.

C.   FIXED ASSETS

Fixed  assets  consisted  of  the  following:

                                     DECEMBER 31,
                                  2004        2003
                               ----------  ----------

Leasehold improvements         $  637,571  $  637,571
Furniture and equipment           368,342     368,342
Other                              53,792      53,792
                               ----------  ----------
Total property and equipment    1,059,705   1,059,705
Less accumulated depreciation   1,054,101   1,017,618
                               ----------  ----------

Fixed assets, net              $    5,604  $   42,087
                               ==========  ==========

D.   LINE-OF-CREDIT

The Company has available a $100,000 unsecured line-of-credit with a bank. Interest is payable monthly on the outstanding balance at a floating rate of prime plus 1.5% (6.75% at December 31, 2004). This arrangement is subject to renewal in June 2005. The amount outstanding under this agreement at December 31, 2004 was $87,412.


E.   COMMITMENTS AND CONTINGENCIES

Leases

The Company leases a building under an operating lease, of which rent expense was approximately $534,000 and $458,000, net of subleasing income of $24,000 and $24,000, for the years ended December 31, 2004 and 2003, respectively. The sublease agreement has expired; however, the tenant is paying $2,000 to sublease space on a month-to-month basis.

The Company's building lease contains escalating lease payments over the lease term and, as a result, the Company is recording rent expense on a straight-line basis over the term of the lease. The Company has approximately $229,000 and $95,000 of deferred rent at December 31, 2004 and 2003, respectively.

                           PEREGRINE ENTERPRISES, INC.

E.   COMMITMENTS AND CONTINGENCIES - CONTINUED

Leases - continued

Future minimum annual lease obligations as of December 31, 2004, excluding future sublease income, approximates the following:

2005                                    $   435,000
2006                                        448,000
2007                                        461,000
2008                                        475,000
2009                                        490,000
Thereafter                                8,117,000
                                        -----------
Total future minimum lease obligations  $10,426,000
                                        ===========

F.   SUBSEQUENT EVENTS

Effective January 19, 2005, the Company was acquired by Rick's Cabaret International, Inc., which operates live adult entertainment nightclubs. Rick's Cabaret International, Inc. is a publicly traded company.